UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2022

RESOLUTE FOREST PRODUCTS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33776	98-0526415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Resolute Forest Products Inc.
1010 De La Gauchetière Street West, Suite 400
Montreal, Quebec, Canada H3B 2N2
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (514) 875-2160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	RFP	New York Stock Exchange
Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 1, 2022, Resolute Forest Products Inc. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) its Annual Report on Form 10-K (the “Form 10-K”), which includes, at Item 8 thereof, its audited consolidated financial statements for the year ended December 31, 2021, Management’s Report on Financial Statements and Assessment of Internal Control over Financial Reporting and the report thereon of its Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (“PwC”), dated March 1, 2022.

Exhibit 99.1 to this Current Report on Form 8-K also includes the report of PwC. The sole difference between Exhibit 99.1 to this Current Report on Form 8-K and the report of PwC included in Item 8 to the Form 10-K is the inclusion in the audit report set forth in Exhibit 99.1 hereto of the Quebec professional permit number of the lead audit partner of PwC, which was intentionally omitted from the Report of Independent Registered Public Accounting Firm as included in the Form 10-K. The Company is furnishing this Current Report on Form 8-K in order to comply with the Quebec professional license requirements regulating chartered professional accountants of the Province of Quebec, Canada, as applicable to PwC.

The information contained in Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1
Report of the Independent Registered Public Accounting Firm on Resolute Forest Products Inc.’s consolidated audited annual financial statements for the financial year ended December 31, 2021, and on Management’s Report on Financial Statements and Assessment of Internal Control over Financial Reporting.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTE FOREST PRODUCTS INC.

	By:	/s/ Stephanie Leclaire
Date: March 1, 2022		Name: Stephanie Leclaire
Title: Senior Vice President and Chief Legal Officer